EVERGREEN EQUITY TRUST

                       Supplement dated December 19, 1997

            to the Prospectus dated November 26, 1996 as supplemented
                 for the Evergreen U.S. Real Estate Equity Fund

            and to the Prospectus dated March 3, 1997 as supplemented
                for the Evergreen Global Real Estate Equity Fund


        New Investment Advisory and Administrative Relationships Proposed

                  On December 17, 1997 Evergreen Asset Management Corp. ("Evergreen") entered into a definitive agreement (the "Agreement") with Samuel
A. Lieber and Alpine Management & Research, LLC ("Alpine") pursuant to which Alpine, which is controlled by Mr. Lieber, will acquire from Evergreen the portion of its business as investment adviser and administrator relating to the Evergreen U.S. Real Estate Equity Fund and the Evergreen Global Real Estate Equity Fund (the "Funds"), both of which are series of the Evergreen Equity Trust (the "Trust"). Mr. Lieber has been the portfolio manager for the Funds since each Fund's inception and will continue in that capacity following completion of the proposed transactions.

                  The Agreement contemplates that, subject to receipt of Board and shareholder approvals and the satisfaction of certain other conditions, on January 12, 1998 or as soon thereafter as practical (the "Closing Date"), (i) each Fund will enter into a new advisory contract with Alpine on the same terms as its current advisory contract with Evergreen, (ii) the Trust and the Funds will be renamed the Alpine Investment Trust, the Alpine U.S. Real Estate Equity Fund and the Alpine Global Real Estate Equity Fund, respectively, and (iii) a new board of Trustees will be elected by shareholders of the Funds. The Agreement also contemplates that on or before March 20, 1998, Alpine will assume responsibility for providing, or causing third parties to provide, to the Funds the administrative services that are currently provided by Evergreen and its affiliates.

                  The Board of Trustees of the Trust has approved the proposed transactions subject to receipt of necessary shareholder approvals. The Board has called a special meeting of shareholders of the Funds for January 12, 1998 to vote to approve or disapprove the appointment of Alpine as the investment adviser, to elect the new Trustees, and to approve such other matters as may be necessary or appropriate to effect the transactions contemplated by the Agreement. Proxy materials relating to these proposals will be sent to shareholders of record as of December 17, 1997.